Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
1 Sovereign Square	Fax +44 (0) 113 231 3200
Sovereign Street
Leeds LS1 4DA
United Kingdom

Private & confidential

The Directors

Sage AR Funding 2026 No.1 PLC

10th Floor 5 Churchill Place

London

United Kingdom

E14 5HU

Sage Rented Ltd

5th Floor Orion House

5 Upper St Martins Lane

London

WC2H 9EA

Deutsche Bank AG, London Branch

21 Moorfields,

London, EC2Y 9DB

United Kingdom

Morgan Stanley & Co. International Plc

25 Cabot Square

Canary Wharf

London, E14 4AD

United Kingdom

Your ref SAGE AR5 Our ref HL/ES/UK010450

6 February 2026

Dear All

Engagement to perform agreed-upon procedures in relation to commercial mortgage loans proposed to be the subject of a securitisation

In accordance with the terms of our engagement letter dated 13 November 2025 (the “Engagement Letter”), we have performed certain agreed-upon procedures in relation to portfolios of UK social housing leases related to commercial mortgage loans referred to above proposed to be the subject of a securitisation (the “Securitisation”). This letter reports on our performance of those agreed-upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

This Data AUP Letter is addressed to the directors of Sage AR Funding 2026 No.1 PLC (the “Issuer”), Sage Rented Ltd (the “Originator”), Deutsche Bank AG, London Branch (an “Arranger”) and Morgan Stanley & Co. International Plc (an “Arranger”) and collectively all addressees of this Data AUP Letter are referred to as the “Data AUP Letter Recipients”.

The procedures that we will perform are solely for the purpose of assisting you in determining the accuracy of data that you are preparing in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information' under ‘About’ at www.kpmg.com/uk

KPMG LLP
Engagement to perform agreed-upon procedures in relation to commercial mortgage loans proposed to be the subject of a securitisation

Responsibilities of the Data AUP Letter Recipients

It is the responsibility of the Data AUP Letter Recipients to determine the sufficiency of these procedures agreed with them for their own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes for which this report has been requested or for any other purpose.

The Data AUP Letter Recipients have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement. The Originator is responsible for the subject matter on which the agreed-upon procedures are performed.

Our Responsibilities

Our engagement was undertaken in accordance with International Standard on Related Services 4400 (Revised), Agreed-Upon Procedures Engagements issued by the International Auditing and Assurance Standards Board. An agreed-upon procedures engagement involves our performing the procedures that have been agreed with the Data AUP Letter Recipients, and reporting the factual findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion.

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the ethical requirements in the ICAEW Code of Ethics issued by the Institute of Chartered Accountants in England and Wales. For the purpose of this engagement, there are no independence requirements with which we are obliged to comply.

We apply International Standard on Quality Control (UK) 1 Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements. Accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements and professional standards as well as applicable legal and regulatory requirements.

Procedures and Findings

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

We have been provided with two data files entitled “Copy of Sage AR Funding 2026 No.1 PLC Data Book Updated Cardamom - For Investors v1.xlsx” (the “Extraction File 1”) and “Copy of Sage AR Funding 2026 No.1 PLC Data Book Updated Saffron - For Investors v1.xlsx”(the “Extraction File 2”, together with “Extraction File 1”, the “Extraction File”) containing details relating to portfolios of UK social housing leases as at 31 October 2025 (the “Portfolio Date”) proposed to be the subject of a securitisation (the “Portfolio”).Not including any vacant units, a sample of 267 items was drawn at random from the Extraction File 1 (the “Sample 1”) and a further sample of 272 non-vacant items was drawn at random from Extraction File 2 (the “Sample 2”, together with Sample 1, the “Sample”). The number of items in the Sample was determined on the basis described in the scope of services (the “Scope of Services”) attached as Appendix A.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to commercial mortgage loans proposed to be the subject of a securitisation

The procedures were performed on the Extraction File and the source documentation (the “Sources”) provided to us by the Originator. We have not verified or evaluated such Sources and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Sources, or as to whether any of the Sources omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Extraction File, or any legal matters relating to the Portfolio or the physical existence of the leases.

The procedures performed did not address, without limitation:  (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

Findings

The findings from the agreed-upon procedures are set out in Appendix B and D.

Based on the instructions provided to us and the assumptions set out in the Scope of Services, the following statistical interpretation can be applied to the findings set out in Appendix B and D: on the basis of the number of differences between the Extraction File and the Sources identified in the Sample (as reported on the ‘Differences’ lines of Appendix B and D) and the number of missing sources relating to the Sample (as reported on the ‘Missing Sources’ line of Appendix B and D) it can be calculated that there is a 95% level of confidence that not more than X% of the population contains such findings relating to the specified procedure, where X is the relevant percentage reported on the ‘Statistical extrapolation’ lines of Appendix B and D.

Details of the differences and missing documentation found as a result of the agreed-upon procedures, and listed in Appendix B and D, are set out in Appendix C and E.

General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to commercial mortgage loans proposed to be the subject of a securitisation

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed-upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

/s/ KPMG LLP

KPMG LLP

Attached:
Appendix A	Scope of the Services
Appendix B	Findings – Sample 1
Appendix C	Details of Findings – Sample 1
Appendix D	Findings – Sample 2
Appendix E	Details of Findings – Sample 2

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to commercial mortgage loans proposed to be the subject of a securitisation

Appendix A: Scope of the Services

This Appendix sets out the procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform.

Provision of a data file

The Data AUP Letter Recipients have informed us that the Originator will provide a data file to us containing details of UK social housing leases proposed to be the subject of a securitisation (the “Portfolio”) as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”). We will draw a sample of items at random from the Extraction File (the “Sample”) and will notify the items selected to the Originator. The number of items in the Sample will be determined on the basis described under “Sampling” below.

The Originator will then provide a data file to us containing details relating to items in the Sample as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”).

The Originator will also provide source documentation to us that the Data AUP Letter Recipients wish us to use for the purposes of the agreed-upon procedures.

Sampling

Sampling is a process of examining less than the total number of items in a population in order to calculate a statistical interpretation about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. The Data AUP Letter Recipients have requested that we calculate the sample size based on the total number of items in the Portfolio using the following parameters:

Expected deviation rate: 0%

Tolerable deviation rate: 1%

Confidence level: 95%

on the basis that differences between the data attributes and their respective sources are hypergeometrically distributed. We make no representations regarding the use of, or assumptions underlying the sampling techniques.

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File are set out in the table below.

No.	Data attribute in the Extraction File	Procedure	Source	Tolerance
1	# Bedrooms	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Tenancy Agreement	None
2	Freehold / Leasehold	For each item in the Sample check if the data attribute per the Extraction File matches the source.	Certificate of Title details provided by the Originator in an excel file entitled “List of Properties for Project Saffron by Property(30168001.1).xlsx”, “List of Properties for Project Cardamom for New Properties by Property(30168020.1).xlsx” and “List of Properties for Project Cardamom AR3 Bond Properties by Property(30167854.1).xlsx”.	None

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to commercial mortgage loans proposed to be the subject of a securitisation

3	Annualised Rent (£)(2)

For each item in the Sample check if the data attribute per the Extraction File matches the source.

As instructed by the Originator, the weekly rental income (excluding service charge) per the source was multiplied by 365/7, ~ 52.14 rounded to 2dp.

As instructed by the Originator, where the tenancy started after April 2025 or just before April 2025 and was not occupied in March 2025, this was tested to the Tenancy Agreement.

		Rent Increase Letter / Deed of Assignment / Tenancy Agreement	None
4	Occupancy Status

For each item in the Sample, check if the data attribute per the Extraction File matches the source.

As instructed by the Originator, where a Tenancy Agreement is in place with a specified tenant, the property is deemed to be occupied.

		Tenancy Agreement	None
5	Property Address, Town and Postcode

For each item in the Sample, check if the data attribute per the Extraction File matches the source.

As instructed by the Originator, subsequent changes to the postcode by Royal Mail are not marked as a difference.

As instructed by the Originator, where only the property or flat number together with the postcode in the Extraction File match the source, this has not been marked as a difference.

		Tenancy Agreement	Differences attributable to spelling mistakes or contractions or two-letter typos are to be treated as matching the source

Notes in relation to the manner of reporting certain findings

1)	Reporting the findings

Where a data attribute contained in the Extraction File for an individual lease does not match the source, this is to be reported as a ‘difference’ or ‘D’.

Where a source document has not been provided, or the data attribute is missing from the source document, this is to be reported as ‘missing source’, ‘missing from source’ or ‘MS’.

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KPMG LLP
Engagement to perform agreed-upon procedures in relation to commercial mortgage loans proposed to be the subject of a securitisation

2)	Statistical interpretation

For the purposes of the statistical interpretation, the Data AUP Letter Recipients require us to present the statistical extrapolation for each procedure as follows:

Primary calculation:

(i)	Calculation to be based on the total number of items in the Sample except where within the Extraction File a data attribute for a particular lease is missing in which event the calculation is to be based on the total number of items in the Sample.

(ii)	Calculation to be performed treating as errors both differences and missing sources.

Secondary calculation:

(iii)	Calculation to be based on the total number of items in the Sample after subtracting the number of items with missing sources.

(iv)	Calculation to be performed treating as errors differences only.

Where a procedure specifies agreement to specific documentation, and the Originator has provided as part of the source documentation written evidence of amendments or additions to an original document or documents, the instruction of the Data AUP Letter Recipients to us is to conduct the relevant procedure on the basis of the information contained in the amendments or additions to the original documentation and not the information contained in the original documentation.

In reporting findings on the basis of the procedures to be undertaken, the Data AUP Letter Recipients have specified that results are to be reported as being in agreement if any difference found is below the tolerance level, if any, set out above.

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Appendix B: Findings - Sample 1

Cardamom	# Bedrooms - Tenancy Agreement	Freehold / Leasehold - Certificate of Title	Annualised Rent (£) - Rent Increase Letter	Occupancy Status - Tenancy Agreement	Property Address, Town and Postcode - Tenancy Agreement
Sample Size : 267
Portfolio Date : 31-Oct-25

Procedure Number	1	2	3	4	5

Primary Calculation:
(i) Sample Size	267	267	267	267	267
- Differences (D)	0	0	0	0	1	1
- Missing Sources (MS)	0	0	0	0	0	0
(ii) Sum of Differences and Missing Sources	0	0	0	0	1	1
Statistical extrapolation	1.00%	1.00%	1.00%	1.00%	1.66%

Secondary Calculation:
(iii) Sample excluding MD and MS	267	267	267	267	267
(iv) Differences (D)	0	0	0	0	1	1
Statistical extrapolation	1.00%	1.00%	1.00%	1.00%	1.66%

KPMG Ref
106	-	-	-	-	D

Appendix C: Details of Findings - Sample 1

KPMG Ref.	Procedure Nbr.	Data Attribute	Source	Extraction File Value	Finding	Source Value
106	Procedure 5	Property Address, Town and Postcode	Tenancy Agreement		D

Appendix D: Findings - Sample 2

Saffron	# Bedrooms - Tenancy Agreement	Freehold / Leasehold - Certificate of Title	Annualised Rent (£) - Rent Increase Letter	Occupancy Status - Tenancy Agreement	Property Address, Town and Postcode - Tenancy Agreement
Sample Size : 272
Portfolio Date : 31-Oct-25

Procedure Number	1	2	3	4	5

Primary Calculation:
(i) Sample excluding MD	272	272	272	272	272
- Differences (D)	0	0	0	0	2	2
- Missing Sources (MS)	2	0	0	1	1	4
(ii) Sum of Differences and Missing Sources	2	0	0	1	3	6
Statistical extrapolation	2.15%	1.00%	1.00%	1.63%	2.66%

Secondary Calculation:
(iii) Sample excluding MD and MS	270	272	272	271	271
(iv) Differences (D)	0	0	0	0	2	2
Statistical extrapolation	1.02%	1.00%	1.00%	1.02%	2.15%

KPMG Ref
105	-	-	-	-	D
195	MS	-	-	-	-
233	MS	-	-	MS	MS
257	-	-	-	-	D

Appendix E: Details of Findings - Sample 2

KPMG Ref.	Procedure Nbr.	Data Attribute	Source	Extraction File Value	Finding	Source Value
105	Procedure 5	Property Address, County and Postcode	Tenancy Agreement		D
195	Procedure 1	# Bedrooms	Tenancy Agreement	2	MS	Missing from Source
233	Procedure 5	Property Address, County and Postcode	Tenancy Agreement		MS	Missing Source
233	Procedure 4	Occupancy Status	Tenancy Agreement	Is there a valid tenancy agreement as at the cut-off date?	MS	Missing Source
233	Procedure 1	# Bedrooms	Tenancy Agreement	2	MS	Missing Source
257	Procedure 5	Property Address, County and Postcode	Tenancy Agreement		D